POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ Jeffrey P. Greiner
Jeffrey P. Greiner
Trustee

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey P. Greiner, trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ G. Mike Mikan
G. Mike Mikan
Trustee

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared G. Mike Mikan, trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ Richard Imperiale
Richard Imperiale
Trustee

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared Richard Imperiale, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ Laurence E. Penn
Laurence E. Penn
Trustee

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared Laurence E. Penn, Trustee, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee, President, and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ John L. Sabre
John L. Sabre
Trustee, President, and Principal Executive Officer

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, Trustee, President, and Principal Executive Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: 1- 31-22

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is a Trustee, President, and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by its President this 10th day of October, 2018.

ATTEST:	ELLINGTON INCOME OPPORTUNITIES FUND

By:	/s/ Christopher E. Moran		By:	/s/ John L. Sabre
Christopher E. Moran			John L. Sabre
Treasurer and Chief Financial Officer			Trustee, President and Principal Executive Officer

STATE OF MINNESOTA		)
		)	ss:
COUNTY OF HENNEPIN		)

Before me, a Notary Public, in and for said county and state, personally appeared John L. Sabre, Trustee, President and Principal Executive Officer and Christopher E. Moran, Treasurer and Chief Financial Officer, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ELLINGTON INCOME OPPORTUNITIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), intends to file an initial Registration Statement on Form N-2 and amendments thereto with the SEC under the provisions of the Investment Company Act of 1940, as amended and Securities Act of 1933, as amended;

WHEREAS, the undersigned is Treasurer and Chief Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER AND JOHN L. SABRE as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file the initial filing and any amendment or amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of October, 2018.

/s/ Christopher E. Moran
Christopher E. Moran
Treasurer and Chief Financial Officer

STATE OF MINNESOTA	)
	)	ss:
COUNTY OF HENNEPIN	)

Before me, a Notary Public, in and for said county and state, personally appeared Christopher E. Moran, Treasurer and Chief Financial Officer, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 10th day of October, 2018.

/s/ Linda J. Campbell
Notary Public

My commission expires: January 31, 2022

Notary Seal